UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 19, 2024

UGI Corporation

(Exact Name of Registrant as Specified in Its Charter)

Pennsylvania (State or Other Jurisdiction of Incorporation)	1-11071 (Commission File Number)	23-2668356 (IRS Employer Identification No.)

500 North Gulph Road, King of Prussia, PA 19406

(Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, Including Area Code: 610 337-1000

Not Applicable

Former Name or Former Address, if Changed Since Last Report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, without par value	UGI	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

On June 19, 2024, UGI International, LLC (“UGI International”) and UGI International Holdings B.V. (“UGI BV,” and together with UGI International, each a “Borrower” and together the “Borrowers”), each an indirect wholly owned subsidiary of UGI Corporation, entered into that certain Amended and Restated Multicurrency Facilities Agreement (the “Amended Credit Agreement”), by and among UGI International, UGI BV, Natixis, as agent, and the lenders party thereto, which amended the UGI International Credit Agreement, dated as of March 7, 2023 (the “Credit Agreement”).

The Amended Credit Agreement provides, among other things, for the establishment and incorporation of specified key performance indicators (“KPIs”) with respect to certain Environmental, Social and Governance (“ESG”) targets of the Group (as defined in the Amended Credit Agreement), whereby based on the Group’s performance against the KPIs, certain adjustments of up to 0.05% in total to the Margin (as defined in the Amended Credit Agreement) may be made. All other terms, conditions and provisions of the Credit Agreement are ratified and confirmed and remain in full force and effect.

The foregoing description of the Amended Credit Agreement does not purport to be complete and is qualified in its entirety by reference to the Amended Credit Agreement, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth above in Item 1.01 regarding the Amended Credit Agreement is hereby incorporated into this Item 2.03 by reference, insofar as it relates to the creation of a direct financial obligation. This description is qualified in its entirety by reference to the full text of the Amended Credit Agreement, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number:	Description
10.1	Amended and Restated Multicurrency Facilities Agreement, dated June 19, 2024, by and among UGI International, LLC, UGI International Holdings B.V., Natixis, as agent, and the lenders party thereto.

104	Cover Page Interactive Data File (formatted as inline XBRL).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UGI Corporation

June 25, 2024	By:	/s/ Jessica A. Milner
	Name:	Jessica A. Milner
	Title:	Secretary